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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                               -------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of Earliest Event Reported):
                     DECEMBER 15, 2004 (DECEMBER 10, 2004)

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                                MICROISLET, INC.
               (Exact Name of Registrant as Specified in Charter)

                               -------------------

             NEVADA                     001-32202               88-0408274
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)          Identification No.)

6370 NANCY RIDGE DRIVE, SUITE 112, SAN DIEGO, CALIFORNIA          92121
        (Address of Principal Executive Offices)                (Zip Code)

       Registrant's Telephone Number, Including Area Code: (858) 657-0287

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03.        AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                  FISCAL YEAR.

      On December 10, 2004, our board of directors amended our bylaws to add the role of Vice Chairman of the Board, to assist the Chairman by presiding at meetings of the board and the stockholders in the Chairman's absence. The Vice Chairman will have such other powers and duties as may from time to time be assigned by the board of directors or prescribed by the bylaws. Our amended and restated bylaws are attached hereto as Exhibit 3.1 to this report.

ITEM 8.01.        OTHER EVENTS.

         On December 10, 2004, our board of directors appointed director Myron
A. Wick, III to serve as Vice Chairman of the Board.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

Exhibit Number            Description
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     3.1                  Amended and Restated Bylaws, dated December 10, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MICROISLET, INC.

                                      By:  /s/ Hartoun Hartounian
                                           ----------------------
                                           Hartoun Hartounian
                                           President and Chief Operating Officer

Date: December 15, 2004

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